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                             CONTRACT SPECIFICATIONS
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CONTRACT NUMBER                                            [79-7900-123456]
CONTRACT TYPE                                              [Non Qualified] or [Qualified Plan under IRS
                                                           code section 401, 403(b) or 408A
OWNER/ANNUITANT                                            [John J. Doe-Owner]
                                                           [Mary J. Doe-Annuitant]
AGE OF OWNER                                               [35]
AGE OF ANNUITANT                                           [35]
COVERED PERSON                                             [Owner, unless indicated otherwise above]
DATE OF COVERAGE                                           [June 21, 1998]
CONTRACT ANNIVERSARY DATE                                  [June 21, 1999]
INITIAL PURCHASE PAYMENT                                   [$100,000]
MINIMUM INITIAL PURCHASE PAYMENT                           [$10,000][if IRA $2,000]
MINIMUM ADDITIONAL PAYMENT                                 [$ 1,000]
MAXIMUM PURCHASE PAYMENT                                   [Any purchase payment that would NOT cause
                                                                                             ---
(WITHOUT PRIOR APPROVAL OF THE COMPANY)                    Account Value to exceed $2,000,000]
BENEFICIARY (RELATIONSHIP)                                 [Susan J. Doe (Daughter)]
ANNUITY COMMENCEMENT DATE                                  [July 1, 2050]
ANNUITY OPTION                                             [Deferred]
              Minimum Annuity Purchase Amount              [$5,000]
              Minimum Initial Annuity Payment Amount       [$50]
              Account Fee After Annuity Commencement Date  [$35]
ACCOUNT FEE                                                [$35]
MAXIMUM ACCOUNT FEE                                        [$50]
MINIMUM ACCOUNT VALUE FOR WAIVER OF ACCOUNT FEE            [$75,000]
WITHDRAWAL CHARGES                                         NUMBER OF COMPLETE
                                                           ACCOUNT YEARS FROM TIME     WITHDRAWAL
                                                           OF PAYMENT                  CHARGES
                                                           ------------------------    ----------
                                                           [ 0-1                       7%
                                                             2-3                       6%
                                                             4                         5%
                                                             5                         4%
                                                             6                         3%
                                                             7+                        0%]
FREE WITHDRAWAL AMOUNT                                     [During the first Contract year: (a)
                                                           After the first Contract year: the greater of
                                                           (a) and (b)

                                                           (a)  [15%] of new Purchase Payments,
                                                                irrespective of whether such new Payments
                                                                have been liquidated.
                                                           (b)  Your Contract's "earnings" to date
                                                                minus any free withdrawals previously
                                                                taken.
                                                                "Earnings" is defined as your
                                                                Account Value on the day we receive
                                                                your withdrawal request plus all
                                                                withdrawals and charges previously
                                                                taken, minus all Purchase Payments
                                                                you have made.]
INITIAL GUARANTEE PERIODS(S)                               ["1-10 Year" or "Non-Elected"]
GUARANTEED INTEREST RATE                                   ["1YR-4.5%, "3YR-5.6%" or "N/A"]
              Minimum Guarantee Period Amount              [$1,000]
              Minimum Guarantee Interest Rate              3%
              Market Value Adjustment ("b" Factor)         [0%]                Maximum 0.25%
CURRENT FEE PER TRANSFER                                   [$0]
              Maximum Fee Per Transfer                     [$25]
              Maximum Number of Transfers per Year         [12]
              Minimum Transfer Amount                      [$1,000]
              Minimum Remaining in Sub-Account after       [$1,000]
              Transfer
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ANNUAL ASSET CHARGE
          Under  $1,000,000                                  [ 1.15%] or  [1.30%] or [1.40%] or [1.55%]
                                                             [1.40% after Annuity Commencement Date for
                                                             Annuity Commencement Dates occurring within 7
                                                             years of Date of Coverage]
                                                             [1.15% after Annuity Commencement Date for
                                                             Annuity Commencement Dates occurring after 7
                                                             years from the Date of Coverage.]
           $1,000,000 and over                               [1.00%] or [1.15%] or [1.25%] or [1.40%]
                                                             [1.25%] after Annuity Commencement Date for
                                                             Annuity Commencement Dates occurring within 7
                                                             years of Date of Coverage]
                                                             [1.00% after Annuity Commencement Date for
                                                             Annuity Commencement Dates occurring after 7
                                                             years from the Date of Coverage]

BASIC DEATH BENEFIT                                          [The greatest of  1, 2 or 3  shown in the
                                                             "Amount of Death Benefit" provision]

OPTIONAL DEATH BENEFIT (S)
(Only available if Covered Person is age 79 or younger)      [None]

[EARNINGS ENHANCEMENT BENEFIT ("EEB")]                       [The Basic Death Benefit plus

                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the Accumulation
                                                                  Account Value over adjusted Purchase
                                                                  Payments, up to an amount no greater
                                                                  than 40% of adjusted Purchase
                                                                  Payments,

                                                                               or

                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  Accumulation Account Value over
                                                                  adjusted Purchase Payments, up to an
                                                                  amount no greater than 25% of
                                                                  adjusted Purchase Payments

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                       Adjusted Purchase Payments are Net
                                                             purchase payments that have been
                                                             proportionally reduced by a partial
                                                             withdrawal as explained in the "Amount of
                                                             Death Benefit" provision.]

[MAXIMUM ACCOUNT ANNIVERSARY VALUE BENEFIT ("MAV")]          [The greater of the Basic Death Benefit and
                                                             the highest Accumulation Account Value on
                                                             any Contract Anniversary prior to the
                                                             Covered Person's 81st birthday, adjusted
                                                             for any subsequent Purchase Payments and
                                                             Partial Withdrawals and Charges made
                                                             between such Account Anniversary and the
                                                             Death Benefit Date.]

                                                                             [and]

5% PREMIUM ROLL UP BENEFIT ("5% ROLL UP"]                    [The greater of the Basic Death Benefit and
                                                             your total purchase payments plus interest
                                                             accrued as follows:

                                                             -    Interest will accrue on Purchase
                                                                  Payments allocated to and transfers to
                                                                  the Variable Account while they remain in
                                                                  the Variable Account at 5% per year until
                                                                  the first day of the month following the
                                                                  Covered Person's 80th birthday  or until
                                                                  the Purchase Payment or amount
                                                                  Transferred has doubled in amount,
                                                                  whichever is earlier]

[HOW WILL THE BENEFITS OFFERED BY THESE RIDERS BE            [MAV & 5% ROLL UP:
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CALCULATED IF MORE THAN ONE IS ELECTED?]

                                                             The death benefit will equal the greater of:
                                                             -    Maximum Account Anniversary Value Benefit
                                                             -    5% Premium Roll up Benefit]

                                                              [MAV & EEB:

                                                             The death benefit will equal the:
                                                             Maximum Account Anniversary Value Benefit plus
                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the Accumulation
                                                                  Account Value over the adjusted
                                                                  Purchase Payments, up to an amount no
                                                                  greater than 40% of adjusted Purchase
                                                                  payments.

                                                                               Or

                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  Accumulation Account Value over the
                                                                  adjusted Purchase Payments, up to an
                                                                  amount no greater than 25% of
                                                                  adjusted Purchase Payments.]

                                                             [5%  ROLL UP  AND EEB:

                                                             The death benefit will equal the 5%
                                                             Premium Roll up and Benefit plus:

                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the Accumulation
                                                                  Account Value over the adjusted
                                                                  Purchase Payments, up to an amount no
                                                                  greater than 40% of adjusted Purchase
                                                                  Payments.

                                                                               Or

                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  Accumulation Account Value over the
                                                                  adjusted Purchase Payments, up to an
                                                                  amount no greater than 25% of
                                                                  adjusted Purchase Payments.]

                                                             [MAV, 5% ROLL UP AND EEB:

                                                             The death benefit will equal the greater of :

                                                             -    Maximum Account Anniversary Value Benefit
                                                             -    5% Premium Roll up Benefit

                                                                             PLUS

                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the Accumulation
                                                                  Account Value over the adjusted
                                                                  Purchase Payments, up to an amount no
                                                                  greater than 40% of adjusted Purchase
                                                                  Payments,

                                                                               Or

                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  Accumulation Account Value over the
                                                                  adjusted Purchase Payments, up to an
                                                                  amount no greater than 25% of
                                                                  adjusted Purchase Payments]

[EARNINGS ENHANCEMENT PLUS BENEFIT ("EEB PLUS ")]            [The Basic Death Benefit plus
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                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of Accumulation Account
                                                                  Value over adjusted Purchase
                                                                  Payments, up to an amount no greater
                                                                  than 100% of adjusted Purchase
                                                                  Payments*.

                                                                               or

                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  Accumulation Account Value over
                                                                  adjusted Purchase Payments, up to an
                                                                  amount no greater than 40% of
                                                                  adjusted Purchase Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                       Adjusted Purchase Payments are Net
                                                             purchase payments that have been
                                                             proportionally reduced by a partial
                                                             withdrawal as explained in the "Amount of
                                                             Death Benefit" provision.

                                                                  *(After the seventh Contract
                                                                  Anniversary, in determining 100% or
                                                                  40% of adjusted Purchase Payments,
                                                                  any purchase payment made within 12
                                                                  months prior to the date of death
                                                                  will be deducted from the adjusted
                                                                  Purchase Payment calculation)]

[EARNINGS ENHANCEMENT PLUS BENEFIT PLUS MAXIMUM ACCOUNT      [The greater of the Basic Death Benefit
ANNIVERSARY VALUE BENEFIT ("EEB PLUS MAV")]                  and the highest Accumulation Account Value
                                                             on any Contract Anniversary prior to the
                                                             Covered Person's 81st birthday, adjusted
                                                             for any subsequent Purchase Payments and
                                                             Partial Withdrawals and Charges made
                                                             between such Account Anniversary and the
                                                             Death Benefit Date "Maximum Account
                                                             Anniversary Value Benefit"

                                                                             plus

                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the "Maximum Account
                                                                  Anniversary Value Benefit" over
                                                                  adjusted Purchase Payments, up to an
                                                                  amount no greater than 100% of
                                                                  adjusted Purchase Payments*

                                                                               Or

                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  "Maximum Account Anniversary Value
                                                                  Benefit" over adjusted Purchase
                                                                  Payments, up to an amount no greater
                                                                  than 40% of adjusted Purchase
                                                                  Payments *,

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                       Adjusted Purchase Payments are Net
                                                             purchase payments that have been
                                                             proportionally reduced by a partial
                                                             withdrawal as explained in the "Amount of
                                                             Death Benefit" provision.

                                                                  *(After the seventh Contract
                                                                  Anniversary, in determining 100% or
                                                                  40% of adjusted Purchase Payments,
                                                                  any purchase payment made within 12
                                                                  months prior to the date of death
                                                                  will be deducted from the adjusted
                                                                  Purchase Payment calculation).]

[EARNINGS ENHANCEMENT PLUS BENEFIT PLUS 5% PREMIUM           [The greater of the Basic Death Benefit
ROLL UP BENEFIT ("EEB PLUS 5% ROLL UP BENEFIT"]              and your total purchase payments plus
                                                             interest accrued as
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                                                             follows:

                                                             -    Interest will accrue on Purchase
                                                                  Payments allocated to and transfers to
                                                                  the Variable Account while they remain in
                                                                  the Variable Account at 5% per year until
                                                                  the first day of the month following the
                                                                  Covered Person's 80th birthday  or until
                                                                  the Purchase Payment or amount
                                                                  Transferred has doubled in amount,
                                                                  whichever is earlier "5% Premium Roll Up
                                                                  Benefit"
                                                                             Plus

                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the 5% Roll Up
                                                                  Benefit over adjusted Purchase
                                                                  Payments, up to an amount no greater
                                                                  than 100% of adjusted Purchase
                                                                  Payments*

                                                                               Or

                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the 5%
                                                                  Premium Roll Up Benefit over adjusted
                                                                  Purchase Payments, up to an amount no
                                                                  greater than 40% of adjusted Purchase
                                                                  Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                       Adjusted Purchase Payments are Net
                                                             purchase payments that have been
                                                             proportionally reduced by a partial
                                                             withdrawal as explained in the "Amount of
                                                             Death Benefit" provision.

                                                             *(after the seventh Contract Anniversary,
                                                             in determining 100% or 40% of adjusted
                                                             Purchase Payments, any purchase payment
                                                             made within 12 months prior to the date of
                                                             death will be deducted from the adjusted
                                                             Purchase Payments calculation).]

[WHAT BENEFIT IS PAYABLE UNDER ANY OPTIONAL DEATH            [If the spouse of the Covered Person
BENEFIT IN THE EVENT THE OWNER'S SPOUSE CHOOSES TO           chooses to continue this Contract after
CONTINUE THE CONTRACT AFTER THE OWNER'S DEATH?]              the Covered Person's death, the amount
                                                             payable under this Rider will be credited
                                                             to the Accumulation Account Value as of
                                                             the Death Benefit Date. Thereafter, the
                                                             Rider will continue in force and be
                                                             payable upon the spouse's death. For
                                                             purposes of calculating this benefit upon
                                                             the spouse's death, the Accumulation
                                                             Account Value on the Owner's Death Benefit
                                                             Date (inclusive of any Death Benefit
                                                             Amount increases) will be considered the
                                                             Initial Net Purchase Payment. If a benefit
                                                             is payable on the spouse's Death Benefit
                                                             Date, the Death Benefit Amount will be
                                                             based on the spouse's age on the Date of
                                                             Coverage.]
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AVAILABLE FUND OPTIONS:

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